Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of this 7th day of June, 2011 (the “Effective Date”) by Vertical Health Solutions, Inc. (the “Company”) for the benefit of the parties identified on the Schedule of Rights Holders attached hereto as Exhibit A, as the same may be amended from time to time and relates to shares of common stock of the Company (the “Common Stock”).

RECITALS:

WHEREAS, the Company, a wholly owned subsidiary of the Company and OnPoint Medical Diagnostics, Inc. (“OnPoint”) are parties to an Agreement and Plan of Merger in which it was contemplated that OnPoint would be acquired by the Company by way of a merger with the Company’s subsidiary with the shareholders of OnPoint and those holding shares and rights to acquire shares of OnPoint would receive Common Stock or rights to acquire Common Stock (the “Merger”).

WHEREAS, the Merger contemplated the Company obtaining capital from the issuance of Common Stock and rights to acquire Common Stock (the “Unit Warrants” and together with the Common Stock issued with a Unit Warrant, the “Units”) in an issuance (the “Offering”) exempt from registration with the Commission (as such term is hereinafter defined) with completion of the Merger being conditioned upon OnPoint obtaining subscriptions in the Offering for a minimum gross proceeds of $500,000, which have been received, such that the Merger was completed.

WHEREAS, the Offering contemplated the execution by the Company of this Agreement so as to provide to the investors in the Offering (the “Purchasers”) the opportunity to resell the shares issued to a Purchaser at a closing in the Offering (the “PIPE Shares”).

WHEREAS, the Company has also agreed to provide certain registration rights with respect to (i) the shares of Common Stock of VHS held by VHS stockholders prior to the Merger (the “VHS Shares”), and (ii) all shares of Common Stock issued upon conversion (the “Conversion Shares”) of the 10% Convertible Promissory Notes previously issued by OnPoint which are converted into Common Stock on or prior to the Registration Filing Date (as that term is hereinafter defined) on the terms and conditions provided herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.                                       Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the Over-the-Counter Bulletin Board, the New York Stock Exchange, the NYSE Amex LLC, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

“Blackout Default Period” means a Blackout Period that (i) exceeds 20 consecutive Trading Days or a total of 30 non-consecutive Trading Days in any 12-month period or (ii) commences sooner than 60 days after the end of a prior Blackout Period.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 4(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, that the Company shall limit its use of Blackout Default Periods.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Effectiveness Period” has the meaning as set forth in Section 4(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Final Closing Date” means the final closing of the purchase and sale of the Units contemplated by the Memorandum.

“Holder” means each Purchaser holding PIPE Shares, each holder of VHS Shares and each holder of Conversion Shares.

“Initial Closing Date” means the initial closing the purchase and sale of the Units contemplated by the Memorandum.

“Majority Holders” means at any time Holders representing a majority of the Registrable Securities.

“Memorandum” means the Confidential Private Placement Memorandum with respect to the Offering together with all addenda and supplements thereto.

“Qualified Purchaser” has the meaning as set forth in Section 3(e).

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests; (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation; (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company; (d) with respect to an individual party, any Family Member of such party; (e) an entity that is controlled by, controls, or is under common control with a transferor; or (f) a party to this Agreement.

“PIPE Shares” as defined in the Recitals.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the (i) the PIPE Shares, (ii) the VHS Shares and (iii) the Conversion Shares; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale pursuant to Rule 144 under the 1933 Act.

“Registration Filing Date” means the date that is 90 days after the Initial Closing Date or the Final Closing Date, as applicable.

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement to be filed following the Final Closing Date is declared effective by the Commission.

“Subscription Agreement” means the Subscription Agreement dated as of the date hereof between the Company and the Purchaser setting forth the terms and conditions of the Company’s offer of Units and the Purchaser’s purchase of Units.

“Trading Day” means any day on which the national securities exchange, the Nasdaq Stock Market, the NASD Over-the-Counter Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

“VHS Shares” as defined in the Recitals.

2.                                       Term.  This Agreement shall continue in full force and effect for a period of three years from the Effective Date.

3.                                       Registration.

(a)                                  Registration on Form S-1.  Not later than the related Registration Filing Date, the Company shall prepare and file with the Commission a registration statement on Form S-1, or other applicable form, covering the resale by the Holders of all of the then outstanding Registrable Securities, and the Company shall use its commercially reasonable best efforts to cause such registration statement to be declared effective; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any Blackout Period, in which case the Registration Filing Date shall be extended to the date immediately following the last day of such Blackout Period.  Such Registration Statement shall include the plan of distribution attached hereto as Exhibit B.  Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(b)                                 Reduction of Registrable Securities Included in a Registration Statement.  Notwithstanding anything contained herein, in the event that the Commission requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw the initial Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the Commission shall permit.  Any exclusion of Registrable Securities shall be made pro rata among the Purchasers in proportion to the number of Registrable Securities held such persons; provided, however, that 100% of the Conversion Shares shall be included prior to the inclusion of any other Registrable Securities, and 100% of the PIPE Shares shall be included prior to the inclusion of any of the VHS Shares.  Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.”  To the extent Cut Back Securities exist, as soon as may be permitted by the Commission, the Company shall be required to file a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Cut Back Securities) covering the resale of the Cut Back Securities and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter; provided, however, that the foregoing obligation shall cease with respect to any Cut Back Securities at such time such Cut Back Securities are eligible for sale pursuant to Rule 144 under the 1933 Act.

(c)                                  Other Registrations.  Prior to the SEC Effective Date, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities.  Prior to the SEC Effective Date, the Company shall not, without the prior written consent of the Majority Holders, file any other registration statement or any amendment thereto with the Commission under the Securities Act, other than any registration statement on Form S-8 or Form S-4.

4.                                       Registration Procedures.  The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a)                                  prepare and file with the Commission with respect to the Registrable Securities, a registration statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of two years or for such shorter period ending on the earlier to occur of (i) the sale of all Registrable Securities and (ii) the availability under Rule 144 for the Holder to sell the Registrable Securities (in either case, the “Effectiveness Period”);

(b)                                 if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)                                  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period;

(d)                                 furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) one copy of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto upon the request of a Holder, (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as the Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)                                  use its commercially reasonable best efforts to register or qualify such registration under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)                                    as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such registration statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period, and in which case the Company will use its commercially reasonable best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable;

(g)                                 comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement;

(h)                                 as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)                                     cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(j)                                     provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(k)                                  cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(l)                                     during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

(m)                               take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.                                       Suspension of Offers and Sales.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period, such Holder shall discontinue the disposition of Registrable

Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.                                       Registration Expenses.  The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7.                                       Assignment of Rights.  No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.                                       Information by Holder.  Holders included in any registration shall furnish to the Company such information as the Company may reasonable request in writing regarding such Holders and the distribution proposed by such Holders.  The failure of a Holder to provide such information to the Company will suspend the Company’s obligation to register the Registrable Securities of such Holder.

9.                                       Indemnification.

(a)                                  In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which shares of Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)                                 As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Holder specifically stating that it is for use in the preparation thereof, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9 shall in no event exceed the gross proceeds from the offering received by such Holder.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)                                  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)                                 In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)                                  If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)                                    Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.                                 Rule 144.  For a period of at least 24 months following the Initial Closing Date, the Company will use its commercially reasonable best efforts to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144.

11.                                 Independent Nature of Each Purchaser’s Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each

Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

12.                                 Miscellaneous.

(a)                                  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota and the United States of America, both substantive and remedial, without regard to conflicts of law principles. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the state or federal courts of the State of Minnesota, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)                                 Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, or be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, another publicly traded company, or a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such public company of the Company’s rights and obligations under this Agreement.

(c)                                  Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)                                 Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

Vertical Health Solutions, Inc.

7760 France Avenue South, 11th Floor

Minneapolis, Minnesota 55435

Attn:  William Cavanaugh

Facsimile:  (888) 370-2819

With copy to:

Morgan Lewis & Bockius LLP

5175 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Attn: Michael Macaluso, Esq.

Facsimile: (612) 334-1001

If to the Holders:

To each Holder at the address

set forth in the records of the Company

as the current address for such Holder

With copy to:

Emergent Financial Group, Inc.

3600 American Boulevard West, Suite 670

Bloomington, MN 55431

Attn: Peter Voldness

Facsimile: (952) 828-1220

or at such other address as any party shall have furnished to the other parties in writing.

(e)                                  Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f)                                    Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)                                 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

This Registration Rights Agreement is hereby executed as of the date first above written.

VERTICAL HEALTH SOLUTIONS, INC.

By:
Name:
Its:

Exhibit A

Schedule of Rights Holders

Investor List Attached

A-1

21ST CENTURY HEALTHCARE FUND LLC	CHRISTOPHER E EISEN
A F LEHMKUHL	CHRISTOPHER M GUTHRIE
A F LEHMKUHL CUST FOR JOSEPH J ZAM JR UGMA OH	CLARA DUNAY
A F LEHMKUHL CUST FOR KATELYN C ZAM UGMA OH	CLARENCE HOYE
ALFRED LEHMKUHL	CLAYTON A HOCK & ETHEL J HOCK
ALFREDO P SCALZO	COMSTOCK LAND COMPANY LLC
ALICE JEAN HARRISON	CRAIG M WATKINS IRA
ALLAN M ANDERSON	CRAIG S STEVENSON
ANGELINE BROWN & ISAAC C BROWN	CRAIG S. STEVENSON
ANNE GILBERT	DALE A LINK & LORI A LINK JT TEN
ARTIS PRICE	DANIEL C SCHULTE
ARTIS PRICE CUST DEONDRA FRANKLIN	DANIEL NOURIE
B C ROWLAND	DARNELL L LEFFEL
BARRY J MISHEY	DARYL MCNAB & MARGARET MCNAB JT TEN
BARRY LAMKIN	DARYL SKIBA
BASHAR DIAB	DAVE KNIGHTS & PATTY KNIGHTS JT TEN
BASQUE FINANCIAL	DAVID BLOORE
BENTON CASE JR	DAVID DRUMMER
BERNARD J WIEDERWOHL	DAVID DUNAY & HELEN DUNAY JT TEN
BETH A TRAMER & DAVID L ABT	DAVID E KOPPER
BETTY BROCKMAN & ROBERT W BROCKMAN JT TEN	DAVID H BOYNE & LINDA J BOYNE JT TEN
BETTY J MILLER	DAVID L PERRY
BETTY S BLAIR	DAVID L WALKER SR
BILL THOMPSON	DAVID L. HINTERMEISTER
BRADFORD C RICHTER	DAVID P. DRUMMER
BRADLEY D FIKE CUST TAYLOR DEAN FIKE	DEAN P JACKLITCH
BRENDA WATTERS	DEAN P. JACKLITCH
BRIAN G ZINSER	DELORES FALASCO
BRIAN KARLEN	DENNIS & ROBERTA DEVETTER
BRIAN T NUGENT	DENNIS DEVETTER & ROBERTA DEVETTER JT TEN
BRUCE E. FOREMAN	DENNIS J HOLLAND
BRUCE FLORA & CYNTHIA FLORA JT TEN	DENNIS J STOINER & JUDY L STOINER JT TEN
BRUCE KONYA & CAROLYN KONYA JT TEN	DENNIS J. HOLLAND
CANI I SHUMAN	DENNIS L PAUL
CARNEGIE CAPITAL	DERRYLE C BAGLEY & MASON R BAGLEY JT TEN
CARNEGIE CAPITAL LTD	DIANE ZAM
CAROLYN ABRAHAM	DIANNE H B WELSH
CEDE & CO	DON HAMMONDS & FRANCIS HAMMONDS
CHARLES CHRISTOPHER BERCAW	DONALD B SCHREIFELS
CHARLES E SURAN & EDITH I SURAN	DONALD DAVIDSON & JOANNE DAVIDSON JT TEN
CHARLES HARNER	DONALD HALL
CHARLES I SANDERS & SHIRLEY A SANDERS JT TEN	DONALD SCHREIFELS
CHARLES PIHL	DONNA PIERSON
CHARLES R CRIST SR	DORA J TENAGLIA
CHRIS BROWN	DOUGLAS A PARSELL
CHRIS HALPIN	DOUGLAS PIETIG

CHRISTIAN & ELGA LOHLER	DOUGLAS WATTERS
CHRISTINE L ENGEBRETSON	DR JAMES P ARGIRES & TASIA ARGIRES JT TEN
EDWARD E SISLER	DREW A WILLOUGHBY & SUSAN A WILLOUGHBY JT TEN
EDWARD GAMARY & LOUISE GAMARY	EDITH BUMGARDNER
EDWARD L LUTZ & BETTY L LUTZ JT TEN	HOWARD L HOWELL
ELMER R. SALOVICH TRUST	HOWARD MANSKE
EMILY KLOTZ TOD SHERYL NECHVAL	HUNTINGTON BANK FBO MORTON L STONE IRA ACCOUNT #15993404005
EQUINE TRUST	HUSEIN Y. SARAMEH
ERNEST E FERRONI JR	IRA A THOMPSON
ERVING RABER	IRA RESOURCES INC FBO CAROL V THIRION IRA #33982
ESSTECH HOLDINGS LTD	IRA RESOURCES INC FBO HOWARD MANSKE IRA #33975
FIRST DELHI TRUST	IRA RESOURCES INC FBO JOHN W SCHREINER IRA #21379
FIRST NATIONAL BANK CUST FOR MARK LEHMKUHL	IRA RESOURCES INC FBO JONATHAN JACOBSON IRA #33972
FIRST NATIONAL BANK CUSTODIAN FOR DIANE M ZAM	IRA RESOURCES INC FBO KELLY TIGHE IRA #33938
FRANCIS C HARRELL	IRA RESOURCES INC FBO KEVIN MILLER #34557
FRANK J DEMARCO	IRA RESOURCES INC FBO MICHAEL S OLSON IRA #34008
FRANK S POLICHENA & JANE V POLICHENA JT TEN	IRA RESOURCES INC FBO RONALD R RUNCK IRA #33976
FRANKLIN D PARCHER & FAYE L PARCHER	IRA RESOURCES INC FBO TERRY THIRION IRA #33983
FRED BEARISON	IRENE CANDY
FRED J. WILLIAMS, JR.	IRENE M DANCZYNKO
FREDERICK A BOSEMAN & LINDA K BOSEMAN	IRIS WILLIAMS WEST
FREDERICK RICHTER	J LARRY STEVENSON & PATRICIA L STEVENSON
FRIJOUF RUST & PYLE	J SCOTT HALTERMAN
FULTON T BARNETT JR	JACK R HAMILTON
GAROLD L BROWN & MARY P BROWN	JAMES A HUGHES & MAJORIE J HUGHES JT TEN
GARY EIKAAS	JAMES BEHM
GARY GUERNDT & DEBRA GUERNDT JT TEN	JAMES PRUSINSKI & ELMIRA PRUSINSKI
GENE HAPPE & JOLEEN HAPPE JT TEN	JAMES SAMUEL TOMASEK
GENE R JOSEPHS & IRENE M JOSEPHS JT TEN	JAMES W KERGAN & ERMA J KERGAN
GEOPHARMA INC	JAN ENGLE
GEORGE COLE TR	JANICE U ERICKSON
GEORGE DANKO	JANICE WATERHOUSE
GEORGE E NOVOTNEY & ELIZABETH D NOVOTNEY	JAY ELSHOFF
GEORGE KLEMMER	JEFFREY M WILLIAMS
GEORGE RUDY & IRENE RUDY JT TEN	JEFFREY M. WILLIAMS
GEORGE SMITH	JEFFREY S BERQUIST
GEORGE WATTS	JENKINS LIVING TRUST (SCOTT OR BARBARA JENKINS)
GERALD J BAUER	JEROLD P FAHRNER TRUST 3/24/2000
GILBERT BREITENBACH & MARY KAY BREITENBACH	JERON L EVANS

GLENN E MULHOLLAND	JOANNE E DAVIDSON
GLENN GIFFORD	JOHN E HAPPE
GREG D GENTLING	JOHN E RING
GREG JOHNS	JOHN GUERNDT & JENNIFER GUERNDT TTEES
GREGORY D FARNAM	JOHN J WILEY
GUERNDT REVOCABLE TRUST	JOHN R HOTTENROTT II
GUS CHAFOULIAS	JOHN SCHNEIDER
HAROLD F HEATH	JOHN SCHOETTELKOTTE
HARRIET G SCHILLING	JOHN SIEFER
HAZEL L WALKER	JOHN STRAIGHT
HAZEL M WILLACY	JOHN W BACHELDER
HOHL BURKETT INVESTMENT PARTNERS C/O TIM HOHL	JOHN W SCHREINER
HOWARD IVES & ELIZABETH MARY IVES JT TEN	JOHN WARCABA
JONATHAN BLAIR WITTER CUST FOR ASHLEY M WITTER UGMA MS	JOLEEN M HAPPE
JONATHAN BLAIR WITTER CUSTODIAN FOR AUTUMN N WITTER UGMA MS	JON VANDEHEY & ANNETTE VANDEHEY JT TEN
JONATHAN BLAIR WITTER CUSTODIAN FOR AYLA M KEMP UGMA MS	MARK J LEHMKUHL
JONATHAN BLAIR WITTER CUSTODIAN FOR JONATHAN SKYLAR WITTER UGMA MS	MARK L STEEGE
JONATHAN JACOBSON	MARK PLUNKETT
JOSEPH B ELDER	MARTIN DEHEN & CARRIE DEHEN JT TEN
JUANITA L THOMAS	MARTIN G NOLAN & ANN B NOLAN JT TEN
JUGAL K TANEJA	MARVIN J HAMBY
JULIE NUGENT	MARY F HAUSER
JULIE USCHLBEC STRICKLAND	MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH
JUNE E YUSKO & EDWARD M YUSKO JR JT TEN	MELVIN E BRADESKU & LEONA BRADESKU
KATHERINE P. WHITE	MERRILL LYNCH CUST/FBO JUGAL K TANEJA IRA
KATHERINE WHITE	MICHAEL B VISLOSKY
KENNETH F LEBAY	MICHAEL F RESCH & GAIL G RESCH JT TEN
KENNY L WALSH	MICHAEL S OLSON
KEVIN C FORD	MICHELE LAGAMBA
KEVIN LEDFORD CUST ASHLEY LEDFORD	MIHIR K TANEJA
KEVIN MOLLOY	MIHIR TANEJA
KOTHA S SEKHARAM	MIKE KEMERY & DONNA KEMERY JT TEN
KRISTEN WATTERS	MIKE TOBE
KRISTIN C COYLE	MILO WEAVER & CYNTHIA WEAVER
KURT LICHTMAN	MIRIAM CAROLE CLARK
LARRY ALAN BUSSE	MORGAN LEWIS & BOCKIUS LLP ML&B
LARRY B TAYLOR	MORRIS W STELLER
LARRY HOPFENSPIRGER	MORRIS W. STELLER
LAURUS MASTER FUND LTD	N DEAN BANKSON TTEE N DEAN BANKSON TRUST
LAWRENCE E GRESH & VERONICA L GRESH	NANCY EVANS
LEO F SANDERSON & MARCIA L SANDERSON JT TEN	NAYAN S SHAH
LEO GUGLIELMI & LORRAINE GUGLIELMI	NELSON R NEUBIG

LEONA KARDISH	NELSON S WICKLIFFE & GENEVIEVE WICKLIFFE
LEONARD ENTE	NEWPORT CAPITAL CONSULTANTS INC
LEONARD M LEENHEER & BARBARA M LEENHEER JT TEN	NICHOLAS A COLABIANCHI
LEONARDO ZANGANI	NICHOLAS GENCO CUST JOAN E GENCO
LILLIAN R CONN	NORMAN BUTCHER SR
LINDA FENDT	NORMAN TUTIN & MARGARET TUTIN
LINDSTROM FAMILY LIMITED PARTNERSHIP #2	PATRICIA A BARTH
LLOYD M COLVIN	PATRICIA A. ABBOTT
LLYOD MCBRAYER	PATRICIA D CAIN
LOUIS STEPHENS & DELORES STEPHENS JT TEN	PATRICK J SHEPPARD
LOWELL L. HANCUH	PATRICK M COONEY & KEVIN F COONEY JT TEN
LYNN O WALTERMIRE	PAUL J SZABO & SHARON M SZABO JT TEN
MADHAVI SEKHARAM	PAUL M PITSTICK
MANDEEP K TANEJA	PAUL M SOKOL & JANE M SOKOL JT TEN
MANJU TANEJA	PAUL ROBERTS & DAWN ROBERTS JT TEN
MARGARET B WAGNER	PAUL W. SCHULTZ
MARGUERITE B HARK	PEGGY WYNKOOP
MARIE ELIZABETH BRIDEN	PETER ECKERLINE
MARIE V SIML & THOMAS A SIML JT TEN	PETER SHANES
MARJORIE M MANSKE	PHILIP E MANSKE
MARK HEUER	PYRAMID TOOL & DIE CO INC
R RICHARD YODER	R B BOSSICK CUST JESSICA JAYNE BOSSICK
R WILLIAM TORHORST JR	R B BOSSICK CUST RICHARD B BOSSICK II
R. BALASUBRAMANIAM & USHA BALASUBRAMANIAM JT TEN	ROBERT M WELLER FAMILY LLP
RADINE SALLY OXLEY 1985 FAMILY TRUST	RODNEY BELL
RAINWATER CAPITAL PARTNERS LLC	ROGER D MCDOWELL
RALPH ARTHUR	RONALD A MEYER & HERMINE S MEYER JT TEN
RALPH GRIECO & HANNELORE GRIECO TR	RONALD D CRAIG
RANDOLPH G COLEMAN & MARGARET A COLEMAN JT TEN	RONALD H FORSTER & C ONALEE FORSTER JT TEN
RANDY ORDWAY & LESLEE ORDWAY	RONALD L RODGERS & JEAN C RODGERS JT TEN
RAYMOND JAMES & ASSOC INC CSND FBO QUENTIN F ERICKSON IRA	RONALD RUNCK
RBC CAPITAL MARKETS CORP CUSTODIAN DAN SCHULTE IRA	ROSE GROSS LIVING TRUST ROSE M GROSS TR
RBC CAPITAL MARKETS CORP CUSTODIAN FBO BILL THOMPSON IRA	RTCO AS EXCH AGENT FOR UNEX SHS OF VERTICAL HEALTH #5295
RBC CAPITAL MARKETS CORP CUSTODIAN FBO DOUGLAS MULHOLLAND IRA	RUITSON OUYANG & YU-YEN OUYANG JT TEN
RBC CAPITAL MARKETS CORP CUSTODIAN FBO HOWARD MANSKE IRA	SAM EVARISTO & LENA EVARISTO JT TEN
RBC CAPITAL MARKETS CORP CUSTODIAN FBO JANICE A WATERHOUSE IRA	SANDY SKOCIR
RBC CAPITAL MARKETS CORP CUSTODIAN FBO JOHN KOSKI IRA	SARAH P SHOOP
RBC CAPITAL MARKETS CORP CUSTODIAN FBO MAUREEN MOO-DODGE IRA	SASHA C. GENTLING
RBC CAPITAL MARKETS CORP CUSTODIAN FBO RICHARD TURNQUIST IRA	SATYAKAAM SANSKRITI SAGHA INC

RBC CAPITAL MARKETS CORP CUSTODIAN FBO SCOTT HAPPE IRA	SCIENCE OF SPIRITULITY INC
RBC CAPITAL MARKETS CORP CUSTODIAN FBO VAL BURDICK IRA	SCOTT R JANDA & MARIA H JANDA JT TEN
RBC CAPITAL MARKETS CORP CUSTODIAN FBO: DARYL MCNAB IRA	SCOTT R PRIBNOW & ANITA L PRIBNOW JT TEN
RBC CAPITAL MARKETS CORP; FBO DANA ANDERSON IRA	SEVERINA DIONISIO
RBC CAPITAL MARKETS CORP; FBO NATALIE ROBERTS IRA	SHANTI KALIDINDI
RBC CAPITAL MARKETS FBO LOUIS G. DOERING	SHELDON GEIGER
RBC CAPITAL MARKETS; FBO GREGORY RUETER IRA	SHERRY MECKSTROTH
RBC CAPITAL MARKETS; FBO MARK FINLEY WILDGEN SEP IRA	SMW CAPITAL GROUP LP
RICHARD B BOSSICK	STEPHEN DEE DAWAHARE
RICHARD BRAKE	STEPHEN M WATTERS
RICHARD ENGEL	STEPHEN M. WATTERS
RICHARD G MCLAUGHLIN	STEPHEN WATTERS
RICHARD J MOTT	STEVE HURLEY & DOUGLAS HURLEY
RICHARD KRANIAK	STEVE JOHNSON
RICHARD L LINDSTROM	STEVEN C SPANCAKE
RICHARD L ZIEGLER	STEVEN D SHON
RICHARD M JOKKEL	STEVEN J OLSON REVOCABLE TRUST U/D/T JUNE 6 2008
RICHARD O’LEARY	STIFEL NICOLAUS CUSTODIAN FBO JENNIFER GUERNDT ROTH IRA
RICHARD R PAVELSKI	STIFEL NICOLAUS CUSTODIAN FBO JOHN GUERNDT ROTH IRA
RICHARD RANDALL	SUSAN CHAPPELL
RICHARD SOLWITZ	SUSAN H BONGIOVANNI
RICHARD TOTTEN	SWENEY CARTWRIGHT & CO
ROBERT & SUSAN DURANTE	TAMMY J KALAMETS ADMIN OF THE ESTATE OF JACQUELINE A WILLISON
ROBERT BENEDICT & CHRISTINE BENEDICT JT TEN	TERRY DUNAY
ROBERT E COOPER TTEE FBO ROBERT E COOPER REVOCABLE TRUST	TERRY R THIRION
ROBERT FRIJOUF	THADDEUS J SHALEK
ROBERT J CARLSTROM & JEAN R CARLSTROM	THE R K FAMILY LTD PARTNERSHIP A PARTNERSHIP
ROBERT J HUTMAN & JEAN A HUTMAN JT TEN	THEODORE L TILTON TRUST U/A DTD 03/29/1996
ROBERT J SZUCH & PATRICIA SZUCH JT TEN	THOMAS A ROSENBERG
ROBERT K. MCKELVEY	THOMAS J MILL
TIM FEDERWITZ & CINDY FEDERWITZ JT TEN	THOMAS L VANDEHEY
TIMOTHY FRALEY & RICHARD BRAKE JT TEN	THOMAS MICHAEL REYNOLDS
TIMOTHY L SCHERTZ	THOMAS W BARNETZKE & LORRIE R BARNETZKE JT TEN
TIMOTHY M DALLY & LINDA L DALLY JT TEN	WELLS FARGO BANK ROTH C/F GREGORY D FARNAM
TIMOTHY S BEAM	WILFRED H GANGER
TODD TRAUTMANN & LINDA TRAUTMANN JT TEN	WILLARD P FRISSELL

TONY A PISCITELLI & ANNA PISCITELLI	WILLIAM H HOUSE & ANNA L HOUSE JT TEN
TRUST FBO MITCHELL GEORGE	WILLIAM HELMUTH & FANNIE HELMUTH JT TEN
TRUST FBO SUZANNA GEORGE	WILLIAM L TREM
UMAMAHESWAR S PRASAD	WILLIAM LAGAMBA
VAL BURDICK	WILLIAM LAGAMBA CUST FOR ANTHONY LAGAMBA UGMA FL
VENKATA RAO & VARALAXMI EMANDI JT TEN	WILLIAM LAGAMBA CUST FOR COURTNEY LAGAMBA UGMA FL
VENTURE PARTNERS LLC	WILLIAM LAGAMBA CUST FOR NICHOLL LAGAMBA UGMA FL
W BRUCE ERICKSON REVOCABLE TRUST	WILLIAM N GOODWIN
WALTER HOUSTON JR & MARY HOUSTON JT TEN	WILLIAM PRIEDMAN
WANDA WELCH BASHAM	WILLIAM T CAVANAUGH
WAYNE EDGAR HELFRICH	WRIGHT & ASSOC PROFIT SHARING PLAN
T & R INC

Exhibit B

Plan of Distribution

The selling stockholders (and any of their donees, pledgees, transferees or other successors-in-interest of a selling stockholder selling shares of our common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer) may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The Selling Stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the Commission;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share; and

•                  a combination of any such methods of sale.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors-in-interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders

(or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Company has advised the selling stockholders that they may not use shares registered on this registration statement to cover short sales of common stock made prior to the date on which this registration statement is declared effective by the Securities and Exchange Commission.  After the registration statement has been declared effective, in connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders will receive the aggregate proceeds from the sale of the common stock offered by them.  The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from the sale of common stock in this offering.  We may receive proceeds from holders who exercise their warrants and pay the applicable cash exercise price in connection with those exercises.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

We will pay all expenses incident to registration other than commissions, fees and discounts of underwriters, brokers, dealers and agents.  We will pay for offering expenses including the Commission registration fee, accounting fees, legal fees, printing expenses and other related miscellaneous expenses. We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this Prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act.